SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 21, 2004
(Date of earliest event reported)

PAYCHEX, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-11330	16-1124166
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

911 PANORAMA TRAIL SOUTH, ROCHESTER, NEW YORK	14625-2396
(Address of principal executive offices)	(Zip Code)

(585) 385-6666

(Registrant’s telephone number, including area code)

ITEM 9. REGULATION FD DISCLOSURE

The registrant’s press release dated June 21, 2004 is furnished (not filed) as Exhibit 99.1. This release announces a jury finding in Los Angeles Superior Court in relation to pending litigation involving Paychex, Inc. and Rapid Payroll, Inc., a wholly owned subsidiary of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAYCHEX, INC.
Date: June 21, 2004	/s/ B. Thomas Golisano
B. Thomas Golisano
Chairman, President and Chief Executive Officer

Date: June 21, 2004	/s/ John M. Morphy
John M. Morphy
Senior Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit 99.1	Press Release of Paychex, Inc. Dated June 21, 2004

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